UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           FORM N-CSRS


      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-02857

Name of Fund: High Income Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, High Income Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 03/31/05

Item 1 -   Report to Stockholders


High Income Portfolio of
Merrill Lynch Bond Fund, Inc.


Semi-Annual Report
March 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
B. Daniel Evans, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of Merrill Lynch Bond Fund, Inc.
retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.


Total Returns as of March 31, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%        + 6.69%
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00         + 5.41
International equities (MSCI Europe Australasia Far East Index)         +15.13         +15.06
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47         + 1.15
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21         + 2.67
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39         + 7.84

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation.

In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year. International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



A Discussion With Your Fund's Portfolio Manager


We believe the Portfolio is positioned to provide competitive fixed income returns, and expect that patience will be important as the credit markets - and the high yield market in particular - remain quite volatile.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2005, the Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +3.24%, +2.98%, +2.95% and +3.37%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
8 - 10 of this report to shareholders.) For the same period, the benchmark Credit Suisse First Boston (CSFB) High Yield Index returned +3.39% and the Lipper High Current Yield Funds category posted an average return of +2.76%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

The Portfolio outperformed the Lipper category average and closely tracked the benchmark CSFB High Yield Index over the past six months. Performance was highly competitive in the first half of the period, but was hampered in the last three months as investors became increasingly cautious and our high-beta strategy negatively impacted results. Returns also were penalized by security selection, as certain CCC-rated holdings came under selling pressure.

Throughout the period, we were positioned for rising interest rates. Since June 2004, the Federal Reserve Board (the Fed) has increased the federal funds rate 25 basis points (.25%) at seven consecutive meetings, bringing the target short-term interest rate from a historic low of 1% to 2.75% by period-end. While yields on the short end of the Treasury yield curve moved in concert with the Fed interest rate hikes, yields on the long end of the curve remained stubbornly low, reflecting market technicals and resulting in a flattening of the yield curve. The levels of Treasury yields bolstered the higher-quality sectors of the high yield market because of these securities' positive correlation with Treasury securities. We had reduced exposure to this segment of the market in favor of less correlated assets. In fact, it was the higher-beta, less-correlated credits that performed strongly in November and December and contributed to Fund performance. These same credits moved lower in the early months of 2005 as the market grew more cautious and became increasingly risk averse.

In terms of security selection, we had disappointing results from our holdings in food and tobacco, paper, energy-other, U.S. cable, emerging markets and manufacturing. Nevertheless, holdings in the utilities, automobiles and information technology services sectors contributed positively to Portfolio performance. Our selective participation in the new-issue calendar also provided some favorable attribution over the past six months. Offering yields generally moved higher during March as the market declined.


Describe conditions in the high yield market during the period.

The high yield market, as measured by the CSFB High Yield Index, closed out 2004 with a return of +11.95%. Coming off of a strong calendar year, the high yield market momentum slowed entering 2005, peaking in March and recording a year-to-date return of -1.11% as of March 31, 2005. A confluence of negative factors weighed on the market, leading to a sharp correction. These factors included weak Treasury and equity markets, heavy outflows from high yield mutual funds and rising oil prices. Investors also appeared to heed the warning issued by the Fed at the December Federal Open Market Committee meeting. At that time, the Fed addressed the idea of potentially excessive risk-taking in financial markets evidenced by, among other things, quite narrow credit spreads. In March, the spread between high yield and 10-year Treasury securities widened by 66 basis points to 373 basis points. This compared to 307 basis points at February month-end, the lowest end-of-month spread measured by the CSFB High Yield Index since it was initiated in January 1986. The previous month-end record for a tight spread was 315 basis points in February 1997.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



High yield bond issuance in 2004 totaled $131 billion, slightly down from $133 billion in calendar year 2003. The new-issue calendar has remained active, but slower, so far in 2005. In the first quarter, the new-issue market recorded total issuance of $31.3 billion comprised of 120 transactions, compared to $43.2 billion in 173 transactions in the first quarter of 2004. As measured by Moody's, the default rate by high yield corporate borrowers has declined sharply from an 8.5% rate at year-end 2002 to 2% by September 2004. While calendar year 2002 saw the highest default rate ever, calendar year 2004 saw the lowest since 1997, according to CSFB.


What changes were made to the Portfolio during the period?

We eliminated or trimmed positions that we believe realized their potential during the period while also weeding out holdings that did not, in our view, qualify for continued inclusion.

We increased the Portfolio's cash position in February in anticipation of market weakness. The goal is to have the cash available to take advantage of market opportunities as they present themselves. We look to buy securities when the market is ignoring their intrinsic value and they are oversold. This is where we are able to achieve incremental return for the Portfolio. We believe one such opportunity is emerging in the auto sector, an area that has been highly unpopular in recent months due to negative news and an increasingly bearish outlook for the major domestic automakers.

Our participation in the new-issue market provided additional yield opportunities for the Portfolio. We will continue to carefully review the new-issue calendar for compelling opportunities, and intend to participate selectively as we identify value.


How would you characterize the Portfolio's position at the close of the period?

We believe the Portfolio is positioned to perform well relative to similar maturity Treasury issues in calendar year 2005, although we do not expect the high yield asset class to deliver the double-digit return that it did in calendar year 2004. We believe the economy will continue its growth through the calendar year (although at a more modest pace), which should support the fundamentals of high yield issuers. In our view, companies can take advantage of this environment by improving their liquidity and capital structures and, consequently, their creditworthiness. We also expect high levels of activity in mergers and acquisitions and leveraged buyouts, which will have mixed credit impact, but add measurably to overall activity.

Our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity. We believe the high yield sector will produce a highly competitive total return in 2005, but expect the market may experience considerable volatility along the way, such as we have seen in the early months of this year. We plan to concentrate on the segment of the market that we believe will be less susceptible to price/yield pressure from Treasury and high-grade corporate issues, and intend to look for and invest in those issues and sectors that we believe offer incremental value. Volatility of returns is expected, and investor patience will be key in this environment.

Based on the expectation for rising interest rates and market volatility, we believe it is appropriate to carry a cash position of 5% - 10% of net assets, depending on our view of the market, and will continue to be short Treasury futures to offset market weakness associated with anticipated increases in Treasury yields.


B. Daniel Evans
Vice President and Portfolio Manager

April 26, 2005



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Portfolio Information

                                                                                                                 Percent of
As of March 31, 2005                                                                                             Net Assets
Ten Largest Corporate Bond Holdings

Republic of Brazil*         Brazil sovereign credit continues to strengthen, reflecting the improvement in its balance payments, slowing inflation and steady fiscal policy that is meeting
                            IMF program guidelines, and the steely commitment of the Labor party government to maintain a fiscally responsible policy as a means to pave conditions for self-sustained growth. After a slow gross domestic product (GDP) growth in 2003, the economy picked up some steam, propped by steady declines in policy interest
                            rates, and GDP expanded 5.2% in 2004.                                                      2.4%

Calpine Corp.*              Calpine continues to be impacted by a weak power market and a slower-than-expected recovery in spark spreads. Liquidity in the immediate term should not be an issue if management is able to successfully carry out its asset monetization program. However, any significant delay in this process may severely impact management's ability to
                            meet its debt obligations as early as 2006.                                                1.8

Commonwealth Brands, Inc.*  Commonwealth Brands is a low-cost manufacturer of cigarettes, including USA Gold,
                            Bull Durham, Malibu and Montclair brands.                                                  1.6

Charter Communications      Charter Communications is the fourth largest cable operator in the United States,
Holdings LLC*               controlled by Paul Allen. Larger systems include areas of Los Angeles and St. Louis,
                            but for the most part Charter is a rural cable provider.                                   1.6

Intelsat Bermuda Ltd.*      Intelsat is the second largest global fixed satellite service provider, controlled by the Apollo Group. Intelsat's service is used for video programming and voice/data communications. Apollo completed its LBO of Intelsat in January 2005. The satellite
                            segment, in general, enjoys high margins and high barriers to competition.                 1.6

Alpharma, Inc.*             Alpharma, a specialty pharmaceuticals manufacturer, has been negatively impacted by weakness in its generic pharmaceutical business and issues related to two of its manufacturing facilities. Despite these challenges, the company has been able to generate solid free cash flow and reduce bank debt. If the company is able to continue to get approval for its ANDA applications, reduce costs and focus on continued working capital management, the credit profile should gradually stabilize
                            over the next 18 months.                                                                   1.5

Orion Refining Corp.        The Norco refinery, which was Orion's only asset, was sold to Valero Energy through the bankruptcy process. The bankruptcy court recently determined the value of U.S.
                            High Yield's tank farm collateral to be approximately $24.4 million. U.S. High Yield currently anticipates that it will receive approximately 69% of its secured loan
                            repaid from the proceeds of the refinery sale, upon resolution of the court process.       1.4

Star Gas Partners LP        Star Gas is a leading heating oil distributor. Star Gas public equity and bonds traded lower on the company's announcement that customer losses as a result of poor service and high heating oil prices will lead to the elimination of cash distributions to partnership equity investors. The partnership's Chief Executive Officer (CEO) has stepped down and cash flow is expected to be negatively impacted this season by customer attrition, conservation due to high oil prices and slightly warmer than normal winter weather. The new CEO is expected to take action to address the partnership's cost
                            structure, which is now too high for lower sales volumes.                                  1.3

PolyOne Corp.*              PolyOne is a leading producer of plastic compounds used to manufacture plastic consumer goods, building materials and a variety of industrial goods. PolyOne has sold assets, reduced costs and improved earnings and cash flow, resulting in a significantly improved credit profile. While PolyOne has benefited from improved manufacturing activity in 2004, a significant portion of the earnings improvement is
                            attributable to the cost cutting measures.                                                 1.3

Time Warner Telecom*        Time Warner Telecom is a competitive local telecom provider, serving business voice and data needs. The company does not resell service, but uses its own local network
                            in 44 U.S. markets.                                                                        1.3

* Includes combined holdings and/or affiliates.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Portfolio Information (concluded)


As of March 31, 2005


Quality Ratings by                                Percent of
S&P/Moody's                                Total Investments

BBB/Baa                                            2.6%
BB/Ba                                             12.3
B/B                                               51.1
CCC/Caa                                           17.5
CC/Ca                                              1.0
NR (Not Rated)                                     8.2
Other*                                             7.3

* Includes portfolio holdings in common stocks, preferred stocks, other interests, warrants and short-term investments.


                                                  Percent of
Five Largest Industries*                          Net Assets

Energy--Other                                       8.7%
Food & Tobacco                                      6.3
Manufacturing                                       5.9
Cable--U.S.                                         5.4
Automotive                                          5.1

* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions, if any, or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Performance Data (continued)

Recent Performance Results

                                                  6-Month          12-Month         10-Year        Standardized
As of March 31, 2005                            Total Return     Total Return     Total Return     30-day Yield
High Income Portfolio Class A Shares*              +3.24%           +6.97%          + 78.30%           6.51%
High Income Portfolio Class B Shares*              +2.98            +6.42           + 69.58            6.24
High Income Portfolio Class C Shares*              +2.95            +6.36           + 68.48            6.19
High Income Portfolio Class I Shares*              +3.37            +7.23           + 83.00            6.76
CSFB High Yield Index**                            +3.39            +7.84           +115.96              --
Merrill Lynch High Yield Master Index**            +2.96            +6.79           +109.34              --
Ten-Year U.S. Treasury Securities                  -1.00            -1.05           + 93.60              --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/05                   +6.97%           +2.69%
Five Years Ended 3/31/05                 +4.75            +3.90
Ten Years Ended 3/31/05                  +5.95            +5.52

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.


                                       Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/05                   +6.42%           +2.43%
Five Years Ended 3/31/05                 +4.21            +3.94
Ten Years Ended 3/31/05                  +5.42            +5.42

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                       Return             Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/05                   +6.36%           +5.36%
Five Years Ended 3/31/05                 +4.16            +4.16
Ten Years Ended 3/31/05                  +5.35            +5.35

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/05                   +7.23%           +2.94%
Five Years Ended 3/31/05                 +5.01            +4.16
Ten Years Ended 3/31/05                  +6.23            +5.80

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                          Beginning              Ending         During the Period*
                                                        Account Value        Account Value      October 1, 2004 to
                                                          October 1,           March 31,            March 31,
                                                             2004                 2005                 2005
Actual

Class A                                                     $1,000             $1,032.40                $4.26
Class B                                                     $1,000             $1,029.80                $6.88
Class C                                                     $1,000             $1,029.50                $7.18
Class I                                                     $1,000             $1,033.70                $2.99

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000             $1,020.74                $4.23
Class B                                                     $1,000             $1,018.15                $6.84
Class C                                                     $1,000             $1,017.85                $7.14
Class I                                                     $1,000             $1,021.99                $2.97

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.84% for Class A, 1.36% for Class B, 1.42% for Class C and .59% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments                                                                                   (in U.S. dollars)
                                     Face
Industry*                          Amount    Corporate Bonds                                                       Value
Aerospace &               EUR  10,700,000    Aero Invest 1 SA, 10.635% due 3/01/2015                         $   13,166,972
Defense--1.2%             USD   6,825,000    DynCorp International LLC, 9.50% due 2/15/2013 (f)                   6,628,781
                                1,700,000    Standard Aero Holdings, Inc., 8.25% due 9/01/2014 (f)                1,759,500
                                                                                                             --------------
                                                                                                                 21,555,253

Airlines--1.2%                 12,325,000    American Airlines, Inc. Series 2001-2, 7.80% due 4/01/2008          11,284,238
                                  916,709    Continental Airlines, Inc. Series 1998-1-C, 6.541% due
                                             9/15/2009 (m)                                                          841,974
                               11,925,000    Delta Air Lines, Inc., 7.90% due 12/15/2009                          4,591,125
                                3,200,000    Evergreen International Aviation, Inc., 12% due 5/15/2010            2,400,000
                                2,582,229    US Airways Group, Inc., 4.28% due 1/01/2010                            593,913
                                             US Airways, Inc.:
                                1,092,000       Series 1988-F, 10.70% due 1/01/2003 (l)                             251,160
                                1,092,000       Series 1988-G, 10.70% due 1/01/2003 (l)                             251,160
                                1,092,000       Series 1988-H, 10.70% due 1/01/2003 (l)                             251,160
                                1,092,000       Series 1988-I, 10.70% due 1/01/2003 (l)                             251,160
                                1,432,000       Series A, 10.70% due 1/15/2007                                      329,360
                                1,815,000       Series C, 10.70% due 1/15/2007                                      417,450
                                1,107,000       Series E, 10.70% due 1/15/2007                                      254,610
                                                                                                             --------------
                                                                                                                 21,717,310

Automotive--4.6%                6,550,000    Advanced Accessory Holdings Corp., 13.25% due 12/15/2011 (e)         1,965,000
                                             American Tire Distributors, Inc. (f):
                               11,250,000       9.343% due 4/01/2012 (a)                                         11,137,500
                                7,500,000       10.75% due 4/01/2013                                              7,350,000
                                8,000,000    Asbury Automotive Group, Inc., 8% due 3/15/2014                      7,760,000
                               19,000,000    Cooper Standard Auto, 8.375% due 12/15/2014 (f)                     15,437,500
                                  250,000    Delco Remy International, Inc., 9.375% due 4/15/2012                   210,000
                               10,550,000    Exide Technologies, 10.50% due 3/15/2013 (f)                        10,075,250
                               23,891,000    Metaldyne Corp., 11% due 6/15/2012                                  19,351,710
                                5,500,000    Tenneco Automotive, Inc., 8.625% due 11/15/2014 (f)                  5,348,750
                                             Venture Holdings Co. LLC (j):
                               20,000,000       11% due 6/01/2007                                                   400,000
                                8,000,000       12% due 6/01/2009                                                         1
                                                                                                             --------------
                                                                                                                 79,035,711

Broadcasting--3.1%              8,000,000    Globo Comunicacoes e Participacoes SA, 10.50% due
                                             12/20/2006 (f)(j)                                                    8,000,000
                               21,600,000    Granite Broadcasting Corp., 9.75% due 12/01/2010                    20,088,000
                               20,761,000    Paxson Communications Corp., 12.25% due 1/15/2009 (e)               19,307,730
                                7,075,000    Young Broadcasting, Inc., 8.75% due 1/15/2014                        6,703,563
                                                                                                             --------------
                                                                                                                 54,099,293

Cable--                        13,000,000    Cable Satisfaction International, 12.75% due 3/01/2010 (c)(j)        1,836,250
International--0.7%             9,550,000    Kabel Deutschland GmbH, 10.625% due 7/01/2014 (f)                   10,552,750
                                                                                                             --------------
                                                                                                                 12,389,000

Cable--U.S.--5.4%              25,500,000    Adelphia Communications Corp., 6% due 2/15/2006 (c)(j)               1,785,000
                                             Charter Communications Holdings LLC:
                                2,168,000       8.625% due 4/01/2009                                              1,674,780
                                1,025,000       10% due 4/01/2009                                                   830,250
                               16,650,000       9.625% due 11/15/2009                                            13,028,625
                                3,000,000    Charter Communications Holdings II LLC, 10% due 9/15/2010            3,060,000
                                9,000,000    Charter Communications, Inc., 5.875% due 11/16/2009 (c)(f)           7,751,250
                                             Intelsat Bermuda Ltd. (f):
                                9,000,000       7.794% due 1/15/2012 (a)                                          9,135,000
                                7,050,000       8.25% due 1/15/2013                                               7,120,500
                               10,100,000       8.625% due 1/15/2015                                             10,302,000
                               10,330,000    Loral Cyberstar, Inc., 10% due 7/15/2006 (j)                         7,437,600


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                     Face
Industry*                          Amount    Corporate Bonds                                                       Value
Cable--U.S.                                  New Skies Satellites NV (f):
(concluded)               USD   2,950,000       7.438% due 11/01/2011 (a)                                    $    3,009,000
                                2,275,000       9.125% due 11/01/2012                                             2,320,500
                               14,250,000    PanAmSat Corp., 9% due 8/15/2014                                    15,033,750
                                4,850,000    Rainbow National Services LLC, 10.375% due 9/01/2014 (f)             5,419,875
                                8,250,000    Zeus Special Subsidiary Ltd., 9.25% due 2/01/2015 (e)(f)             5,218,125
                                                                                                             --------------
                                                                                                                 93,126,255

Chemicals--4.1%                    70,000    BCP Caylux Holdings Luxembourg SCA, 9.625% due 6/15/2014 (f)            79,800
                                             Huntsman International LLC:
                                4,200,000       9.875% due 3/01/2009                                              4,536,000
                                1,829,000       10.125% due 7/01/2009                                             1,902,160
                                  950,000    Innophos, Inc., 8.875% due 8/15/2014 (f)                               997,500
                                7,950,000    MacDermid, Inc., 9.125% due 7/15/2011                                8,526,375
                                6,750,000    Millennium America, Inc., 9.25% due 6/15/2008                        7,239,375
                               17,525,000    Omnova Solutions, Inc., 11.25% due 6/01/2010                        18,313,625
                                2,575,000    PQ Corp., 7.50% due 2/15/2013 (f)                                    2,536,375
                                             PolyOne Corp:
                                8,450,000       10.625% due 5/15/2010                                             9,379,500
                               11,250,000       8.875% due 5/01/2012                                             12,037,500
                          EUR   1,000,000    Rockwood Specialties Group, Inc., 7.625% due 11/15/2014 (f)          1,315,892
                          USD   4,063,000    Terra Capital, Inc., 11.50% due 6/01/2010                            4,672,450
                                                                                                             --------------
                                                                                                                 71,536,552

Consumer--                     14,925,000    Simmons Bedding Co., 5.931% due 12/15/2014 (e)(f)                    9,328,125
Durables--0.5%

Consumer--                      8,000,000    Ames True Temper, Inc., 10% due 7/15/2012                            6,800,000
Non-Durables--1.7%              9,700,000    Levi Strauss & Co., 7.73% due 4/01/2012 (a)(f)                       9,530,250
                                             Polysindo International Finance Co. BV (j):
                                7,500,000       9.375% due 2/12/1999 (l)                                            600,000
                               41,725,000       11.375% due 6/15/2006                                             3,755,250
                               18,850,000       9.375% due 7/30/2007                                              1,696,500
                                7,075,000    Remington Arms Co., Inc., 10.50% due 2/01/2011                       6,968,875
                                                                                                             --------------
                                                                                                                 29,350,875

Diversified Media--2.7%         3,100,000    CanWest Media, Inc., 8% due 9/15/2012 (f)                            3,262,750
                                4,700,000    Dex Media, Inc., 8% due 11/15/2013                                   4,864,500
                                4,150,000    Dex Media West LLC, 9.875% due 8/15/2013                             4,627,250
                               17,900,000    Liberty Media Corp., 0.75% due 3/30/2023 (c)                        19,600,500
                                             Universal City Florida Holding Co. (f):
                                3,100,000       7.493% due 5/01/2010 (a)                                          3,208,500
                                  800,000       8.375% due 5/01/2010                                                816,000
                                             WDAC Subsidiary Corp.:
                                2,150,000       8.375% due 12/01/2014 (f)                                         1,999,500
                          EUR   6,850,000       8.50% due 12/01/2014                                              8,490,834
                                                                                                             --------------
                                                                                                                 46,869,834

Energy--                  USD   7,200,000    Aventine Renewable Energy Holdings, Inc., 9.01% due
Other--7.9%                                  12/15/2011 (a)(f)                                                    7,308,000
                               17,950,000    Energy Corp. of America Series A, 9.50% due 5/15/2007               17,321,750
                               18,700,000    Ocean Rig Norway AS, 10.25% due 6/01/2008                           19,144,125
                               36,000,000    Orion Refining Corporation, 13% due 12/15/2003 (j)                  25,036,164
                                2,402,000    Parker Drilling Co. Series B, 10.125% due 11/15/2009                 2,525,103
                                             Petrobas International Finance Co.:
                               18,000,000       7.75% due 9/15/2014                                              17,640,000
                                5,000,000       8.375% due 12/10/2018                                             4,962,500
                               24,025,000    Star Gas Partners LP, 10.25% due 2/15/2013                          22,223,125
                                7,725,000    Suburban Propane Partners, LP, 6.875% due 12/15/2013 (f)             7,609,125
                               14,575,000    Titan Petrochemicals Group Ltd., 8.50% due 3/18/2012 (f)            13,627,625
                                                                                                             --------------
                                                                                                                137,397,517


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                     Face
Industry*                          Amount    Corporate Bonds                                                       Value
Financial--1.6%           USD  16,625,000    Fairfax Financial Holdings Ltd., 7.75% due 4/26/2012            $   16,043,125
                               10,525,000    Refco Finance Holdings LLC, 9% due 8/01/2012 (f)                    11,156,500
                                                                                                             --------------
                                                                                                                 27,199,625

Food & Drug--1.1%              21,451,000    Duane Reade Inc., 9.75% due 8/01/2011                               18,876,880

Food & Tobacco--6.3%            8,075,000    American Seafoods Group LLC, 10.125% due 4/15/2010                   8,721,000
                                3,200,000    AmeriQual Group LLC, 9% due 4/01/2012 (f)                            3,232,000
                                             Commonwealth Brands, Inc. (f):
                               11,750,000       9.75% due 4/15/2008                                              12,572,500
                               14,000,000       10.625% due 9/01/2008                                            14,980,000
                                5,800,000    Cosan SA Industria e Comercio, 9% due 11/01/2009 (f)                 5,597,000
                               20,000,000    DGS International Finance Co., 10% due 6/01/2007 (f)(j)                 25,000
                                2,050,000    Del Monte Corp., 6.75% due 2/15/2015 (f)                             1,998,750
                                             Doane Pet Care Co.:
                                1,200,000       9.75% due 5/15/2007                                               1,176,000
                                9,275,000       10.75% due 3/01/2010                                              9,831,500
                                             Dole Food Co., Inc.:
                                6,550,000       7.25% due 6/15/2010 (f)                                           6,615,500
                                9,925,000       8.875% due 3/15/2011                                             10,669,375
                               12,000,000    Landry's Restaurants, Inc., 7.50% due 12/15/2014 (f)                11,640,000
                               15,125,000    Mrs. Fields Famous Brands, LLC, 11.50% due 3/15/2011                15,125,000
                               18,650,000    Tabletop Holdings Inc., 13.39% due 5/15/2014 (e)(f)                  6,527,500
                                                                                                             --------------
                                                                                                                108,711,125

Gaming--1.0%                    2,775,000    Choctaw Resort Development Enterprise, 7.25% due 11/15/2019 (f)      2,747,250
                               14,600,000    Majestic Star Casino LLC, 9.50% due 10/15/2010                      15,275,250
                                                                                                             --------------
                                                                                                                 18,022,500

Government--                                 Brazilian Government International Bond:
Foreign--3.0%                  12,255,430       8% due 4/15/2014                                                 12,132,876
                               15,000,000       10.50% due 7/14/2014                                             16,500,000
                               12,000,000       8.75% due 2/04/2025                                              11,220,000
                                7,500,000    Turkey Government International Bond, 7.375% due 2/05/2025           7,050,000
                                5,000,000    Venezuela Government International Bond, 9.375% due 1/13/2034        4,950,000
                                                                                                             --------------
                                                                                                                 51,852,876

Health Care--4.2%                            Alpharma, Inc.:
                               15,500,000       3% due 6/01/2006                                                 19,685,000
                                6,050,000       8.625% due 5/01/2011 (f)                                          5,747,500
                               13,019,000    Fresenius Medical Care Capital Trust II, 7.875% due 2/01/2008       13,653,676
                                6,150,000    Select Medical Corp., 7.625% due 2/01/2015 (f)                       6,150,000
                                7,450,000    Team Health, Inc., 9% due 4/01/2012                                  7,282,375
                               10,275,000    U.S. Oncology, Inc., 10.75% due 8/15/2014 (f)                       11,302,500
                                4,250,000    Vanguard Health Holding Co. II LLC, 9% due 10/01/2014                4,473,125
                                4,000,000    Ventas Realty, LP, 9% due 5/01/2012                                  4,540,000
                                                                                                             --------------
                                                                                                                 72,834,176

Housing--1.8%                                Building Materials Corp. of America:
                                1,300,000       7.75% due 7/15/2005                                               1,306,500
                                3,000,000       8% due 12/01/2008                                                 3,067,500
                                5,150,000       7.75% due 8/01/2014                                               5,150,000
                                7,025,000    Goodman Global Holding Co., Inc., 7.875% due 12/15/2012 (f)          6,427,875
                          EUR   6,925,000    Grohe Holding GmbH, 8.625% due 10/01/2014 (f)                        9,225,053
                          USD   6,575,000    Nortek, Inc., 8.50% due 9/01/2014                                    6,344,875
                                                                                                             --------------
                                                                                                                 31,521,803


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                     Face
Industry*                          Amount    Corporate Bonds                                                       Value
Hybrid--0.3%              USD   5,000,000    TRAC-X EM Ltd., 6.50% due 12/20/2008 (f)                        $    5,075,000

Information                    21,125,000    Advanced Micro Devices, Inc., 7.75% due 11/01/2012 (f)              20,755,312
Technology--4.0%                             Amkor Technology, Inc.:
                                9,000,000       10.50% due 5/01/2009                                              8,055,000
                               11,475,000       7.125% due 3/15/2011                                              9,667,687
                               15,000,000    Cypress Semiconductor Corp., 1.25% due 6/15/2008 (c)                15,975,000
                                8,830,000    Quantum Corp., 4.375% due 8/01/2010 (c )                             8,697,550
                                3,775,000    Telcordia Technologies Inc., 10% due 3/15/2013 (f)                   3,746,688
                                2,150,000    Viasystems, Inc., 10.50% due 1/15/2011                               2,128,500
                                                                                                             --------------
                                                                                                                 69,025,737

Leisure--0.1%                   1,400,000    Intrawest Corp., 7.50% due 10/15/2013                                1,403,500

Manufacturing--5.9%            12,400,000    Altra Industrial Motion, Inc., 9% due 12/01/2011 (f)                12,276,000
                               12,000,000    Case New Holland, Inc., 6% due 6/01/2009 (f)                        11,400,000
                                6,150,000    Columbus McKinnon Corp., 10% due 8/01/2010                           6,688,125
                               23,750,000    EaglePicher Industries, Inc., 9.75% due 9/01/2013                   15,200,000
                                4,200,000    FastenTech, Inc., 11.50% due 5/01/2011 (f)                           4,515,000
                               12,675,000    Invensys Plc, 9.875% due 3/15/2011 (f)                              12,896,812
                                7,000,000    Mueller Group, Inc., 10% due 5/01/2012                               7,560,000
                               11,775,000    Propex Fabrics, Inc., 10% due 12/01/2012                            11,657,250
                                3,550,000    Sensus Metering Systems, Inc., 8.625% due 12/15/2013                 3,629,875
                               16,200,000    Superior Essex Communications LLC, 9% due 4/15/2012                 16,443,000
                                                                                                             --------------
                                                                                                                102,266,062

Metal--Other--1.3%             12,800,000    Asia Aluminum Holdings Ltd., 8% due 12/23/2011 (f)                  12,288,000
                               15,025,000    Kaiser Aluminum & Chemical, 12.75% due 2/01/2003 (c)(j)              2,366,437
                                7,475,000    Novelis, Inc., 7.25% due 2/15/2015 (f)                               7,325,500
                                                                                                             --------------
                                                                                                                 21,979,937

Packaging--3.8%                              Crown European Holdings SA:
                                7,200,000       9.50% due 3/01/2011                                               7,902,000
                                7,975,000       10.875% due 3/01/2013                                             9,251,000
                                             Graham Packaging Co., Inc. (f):
                                1,800,000       8.50% due 10/15/2012                                              1,800,000
                                1,800,000       9.875% due 10/15/2014                                             1,800,000
                                  625,000    Owens-Illinois, Inc., 7.35% due 5/15/2008                              642,187
                                             Pliant Corp.:
                                2,900,000       11.125% due 9/01/2009                                             2,900,000
                               12,740,000       13% due 6/01/2010                                                10,765,300
                               17,775,000    Portola Packaging, Inc., 8.25% due 2/01/2012                        13,331,250
                               11,325,000    Tekni-Plex, Inc., 12.75% due 6/15/2010                               9,456,375
                                             U.S. Can Corp.:
                                2,475,000       10.875% due 7/15/2010                                             2,598,750
                                  750,000       12.375% due 10/01/2010                                              705,000
                                4,000,000    Wise Metals Group LLC, 10.25% due 5/15/2012                          4,040,000
                                                                                                             --------------
                                                                                                                 65,191,862

Paper--4.4%                    21,000,000    APP Finance II Mauritius Ltd., 12% (c)(d)(j)                           630,000
                                4,925,000    Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012 (f)                  4,826,500
                                6,325,000    Georgia-Pacific Corp., 9.375% due 2/01/2013                          7,068,187
                                2,331,000    Graphic Packaging International Corp., 9.50% due 8/15/2013           2,470,860
                                4,500,000    Indah Kiat International Finance Series C, 12.50% due
                                             6/15/2006 (j)                                                        3,150,000
                          EUR  14,975,000    JSG Funding Plc, 9.625% due 10/01/2012 (f)(h)                       16,098,125
                          USD   7,800,000    Jefferson Smurfit Group Plc, 11.50% due 10/01/2015                   9,579,694
                               11,750,000    SINO-FOREST Corp., 9.125% due 8/17/2011 (f)                         12,469,688
                               18,500,000    Tjiwi Kimia Finance Mauritius Ltd., 10% due 8/01/2004 (j)            7,770,000
                               11,398,000    Western Forest Products, Inc., 15% due 7/28/2009 (f)(h)             12,051,023
                                                                                                             --------------
                                                                                                                 76,114,077


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                     Face
Industry*                          Amount    Corporate Bonds                                                       Value
Retail--1.6%              USD  10,450,000    General Nutrition Center, 8.625% due 1/15/2011 (f)              $    9,823,000
                                5,500,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014                          5,341,875
                               12,000,000    Southern States Cooperative, Inc., 10.50% due 11/01/2010 (f)        12,450,000
                                                                                                             --------------
                                                                                                                 27,614,875

Services--3.5%                  8,600,000    Allied Waste North America Series B, 7.375% due 4/15/2014            7,783,000
                                1,900,000    Buhrmann US, Inc., 8.25% due 7/01/2014                               1,957,000
                                1,150,000    HydroChem Industrial Services, Inc., 9.25% due 2/15/2013 (f)         1,127,000
                                4,450,000    Knowledge Learning Corp., Inc., 7.75% due 2/01/2015 (f)              4,294,250
                               18,300,000    United Rentals North America, Inc., 7.75% due 11/15/2013            17,751,000
                          GBP   4,975,000    WRG Acquisitions Plc, 8.489% due 12/15/2011 (a)(f)                   9,565,319
                          USD   3,225,000    Waste Services, Inc., 9.50% due 4/15/2014 (f)                        3,257,250
                                             Williams Scotsman, Inc.:
                               12,175,000       9.875% due 6/01/2007                                             12,114,125
                                2,425,000       10% due 8/15/2008                                                 2,594,750
                                                                                                             --------------
                                                                                                                 60,443,694

Steel--0.9%                     1,000,000    CSN Islands IX Corp., 10% due 1/15/2015                              1,030,000
                                             CSN Islands VIII Corp. (f):
                                9,000,000       9.75% due 12/16/2013                                              9,270,000
                                6,000,000       10% due 1/15/2015                                                 6,180,000
                                                                                                             --------------
                                                                                                                 16,480,000

Telecommunications--                         ADC Telecommunications, Inc. (c):
4.4%                            6,400,000       1% due 6/15/2008                                                  5,464,000
                                5,500,000       3.065% due 6/15/2013 (a)                                          5,039,375
                                3,673,000    Alaska Communications Systems Holdings, Inc., 9.875% due
                                             8/15/2011                                                            3,875,015
                               12,900,000    Cincinnati Bell, Inc., 8.375% due 1/15/2014                         12,706,500
                                7,000,000    Empresa Brasileira de Telecom SA Series B, 11% due 12/15/2008        7,735,000
                                3,600,000    LCI International, Inc., 7.25% due 6/15/2007                         3,393,000
                               10,000,000    Tele Norte Leste Participacoes SA Series B, 8% due 12/18/2013        9,950,000
                                7,950,000    Terremark Worldwide Inc., 9% due 6/15/2009 (c)(f)                    7,314,000
                               12,000,000    Time Warner Telecom Holdings, Inc., 9.25% due 2/15/2014 (f)         11,520,000
                               10,590,000    Time Warner Telecom, Inc., 10.125% due 2/01/2011                    10,219,350
                                                                                                             --------------
                                                                                                                 77,216,240

Transportation--2.2%            7,225,000    General Maritime Corp., 10% due 3/15/2013                            8,037,813
                                8,000,000    Grupo Transportacion Ferroviaria Mexicana SA DE CV, 11.75%
                                             due 6/15/2009 (e)                                                    8,000,000
                                9,125,000    Laidlaw International, Inc., 10.75% due 6/15/2011                   10,334,062
                               11,000,000    Teekay Shipping Corp., 8.875% due 7/15/2011                         12,265,000
                                                                                                             --------------
                                                                                                                 38,636,875

Utility--4.6%                   2,975,000    The AES Corp., 7.75% due 3/01/2014                                   3,071,688
                                             Calpine Corp.:
                                4,000,000       8.75% due 7/15/2007                                               3,120,000
                               17,150,000       9.875% due 12/01/2011 (f)                                        13,548,500
                               10,700,000       8.75% due 7/15/2013 (f)                                           8,078,500
                                5,600,000    Calpine Generating Co. LLC, 12.39% due 4/01/2011 (a)                 5,348,000
                               13,200,000    Centerpoint Energy, Inc., 3.75% due 5/15/2023 (c)                   15,114,000
                                             El Paso Corp.:
                                7,700,000       6.75% due 5/15/2009                                               7,507,500
                                3,600,000       7% due 5/15/2011                                                  3,456,000
                                5,500,000    Electricidad de Caracas Finance BV, 10.25% due 10/15/2014 (f)        5,623,750
                                6,850,000    Reliant Energy, Inc., 6.75% due 12/15/2014                           6,387,625
                                8,450,000    Texas Genco LLC, 6.875% due 12/15/2014 (f)                           8,471,125
                                                                                                             --------------
                                                                                                                 79,726,688

Wireless                        6,325,000    Centennial Cellular Operating Co. LLC, 10.125% due 6/15/2013         6,989,125
Communications--1.2%            6,225,000    Centennial Communications Corp., 8.125% due 2/01/2014                6,380,625
                                2,675,000    Horizon PCS, Inc., 11.375% due 7/15/2012 (f)                         3,036,125
                                4,850,000    SBA Communications Corp., 8.50% due 12/01/2012 (f)                   5,019,750
                                                                                                             --------------
                                                                                                                 21,425,625

                                             Total Investments in Corporate Bonds
                                             (Cost--$1,763,198,152)--90.3%                                    1,568,024,882


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                                   Shares
Industry*                            Held    Common Stocks                                                         Value
Cable--                           411,866    Telewest Global, Inc. (i)                                       $    7,327,096
International--0.4%

Energy--Other--0.8%               641,680    Trico Marine Services, Inc. (i)                                     13,635,950

Manufacturing--0.0%                47,706    Thermadyne Holdings Corp. (i)                                          581,536

Metal--Other--0.0%             25,000,000    Murrin Murrin Holding Ltd. (i)                                               0

Paper--0.6%                     1,610,897    Western Forest Products, Inc. (i)                                    9,653,266

Steel--0.0%                           832    Wheeling-Pittsburgh Corp. (i)                                           25,834

Telecommunications--                    2    PTV, Inc. (i)                                                            1,001
0.0%

                                             Total Investments in Common Stocks
                                             (Cost--$70,639,588)--1.8%                                           31,224,683


                                     Face
                                   Amount    Floating Rate Loan Interests
Health Care--0.5%               7,150,000    Health South Corp. Term Loan A, due 1/16/2011 (n)                    7,829,250

                                             Total Investments in Floating Rate Loan Interests
                                             (Cost--$7,150,000)--0.5%                                             7,829,250


                                   Shares
                                     Held    Preferred Stocks
Automotive--0.5%                  440,000    General Motors Corp. Series C, 6.25% (c)                             9,152,000

Broadcasting--0.3%                105,389    Emmis Communications Corp. Class A, 6.25% (c)(i)                     4,626,577

Telecommunications--                  130    PTV, Inc. Series A, 10% (i)                                                455
0.0%

                                             Total Investments in Preferred Stocks
                                             (Cost--$15,408,773)--0.8%                                           13,779,032



                                             Warrants (b)
Cable--                           117,980    NTL, Inc. (Expires 1/13/2011)                                          194,667
International--0.0%

Cable--U.S.--0.0%                 143,265    Loral Space & Communications (Expires 12/26/2006)                        1,433
                                   15,000    Loral Space & Communications (Expires 1/15/2007)                           450
                                                                                                             --------------
                                                                                                                      1,883

Health Care--0.0%                 201,408    HealthSouth Corp. (Expires 1/23/2014)                                  503,520

Wireless                            3,600    American Tower Corp. (Expires 8/01/2008)                               806,400
Communications--0.0%

                                             Total Investments in Warrants
                                             (Cost--$834,901)--0.0%                                               1,506,470



                               Beneficial
                                 Interest    Other Interests (g)
Airlines--0.4%            USD  25,044,090    US Airways Group, Inc.--Certificate of Beneficial Interest           7,012,775

Steel--0.0%                    43,000,000    Wheeling-Pittsburgh Corp.--Litigation Trust Certificates (i)                 0

                                             Total Investments in Other Interests
                                             (Cost--$6,861,136)--0.4%                                             7,012,775




HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)
                               Beneficial
                                 Interest    Short-Term Securities                                                 Value
                          USD  70,701,762    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (k)     $   70,701,762

                                             Total Investments in Short-Term Securities
                                             (Cost--$70,701,762)--4.1%                                           70,701,762

                         Total Investments (Cost--$1,934,794,312**)--97.9%                                    1,700,078,854
                         Other Assets Less Liabilities--2.1%                                                     36,190,742
                                                                                                             --------------
                         Net Assets--100.0%                                                                  $1,736,269,596
                                                                                                             ==============

  * For Portfolio compliance purposes, "Industry" means any one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                     $  1,934,909,435
                                                       ================
    Gross unrealized appreciation                      $     45,094,351
    Gross unrealized depreciation                         (279,924,932)
                                                       ----------------
    Net unrealized depreciation                        $  (234,830,581)
                                                       ================

(a) Floating rate note.

(b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c) Convertible security.

(d) The security is a perpetual bond and has no definite maturity date.

(e) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(h) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(i) Non-income producing security.

(j) Non-income producing security; issuer filed for bankruptcy and/or is in default of interest payments.

(k) Investments in companies considered to be an affiliate of the Portfolio
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                              Net              Interest
    Affiliate                               Activity             Income

    Merrill Lynch Liquidity Series,
       LLC Cash Sweep Series I           $(130,455,506)      $1,650,567

    Financial futures contracts sold as of March 31, 2005 were as follows:

    Number of                  Expiration       Face         Unrealized
    Contracts      Issue          Date         Value       Appreciation

      455       10-Year U.S.      June
               Treasury Bond      2005      $50,022,746        $306,887


(l) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

(m) Subject to principal paydowns.

(n) Floating rate corporate debt in which the Portfolio invests generally pays interest rates that are periodically redetermined by reference to a base lending rate plus a premium. These base rates are generally
    (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), or (ii) the certificate of deposit rate. Floating rate corporate debt is generally considered to be restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to its dispositon.


     Currency Abbreviations:
         EUR Euro
         GBP British Pound
         USD U.S. Dollar

    See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Schedule of Investments (concluded)               (in U.S. dollars)


Swaps outstanding as of March 31, 2005 were as follows:


                                                         Unrealized
                                         Notional      Appreciation
                                          Amount     (Depreciation)

Bought credit default protection on
Dow Jones CDX North America
Series 3 High Yield Single B and
pay 6.25%

Broker, Deutsche Bank AG London
Expires December 2009                 $7,500,000        $ (193,403)

Bought credit default protection
on Dow Jones CDX North America
High Yield Single B and pay 6.25%

Broker, Deutsche Bank AG London
Expires December 2009                 $4,000,000           (15,628)

Sold credit default protection on
Dow Jones CDX North America
Series 3 High Yield Double B and
receive 2.25%

Broker, JPMorgan Chase
Expires December 2009                 $7,500,000            141,030

Bought credit default protection
on Dow Jones CDX North America
Series 3 High Yield Single B and
pay 6.25%

Broker, JPMorgan Chase
Expires December 2009                 $7,500,000          (179,340)

Bought credit default protection
on Dow Jones CDX North America
High Yield Single B and pay 6.25%

Broker, JPMorgan Chase
Expires December 2009                 $4,000,000            (5,628)

Sold credit default protection on
Dow Jones CDX North America
Series 3 High Yield Double B and
receive 2.25%

Morgan Stanley Capital
Services, Inc.
Expires December 2009                 $7,500,000            141,030

Bought credit default protection
on Dow Jones CDX North America
High Yield Single B and pay 4.0%

Morgan Stanley Capital
Services, Inc.
Expires December 2009                 $8,000,000           (86,816)
                                                        -----------
Total                                                   $ (198,755)
                                                        ===========



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Statement of Assets and Liabilities

As of March 31, 2005
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$1,864,092,550)                                                                $ 1,629,377,092
           Investments in affiliated securities, at value (identified cost--$70,701,762)                         70,701,762
           Cash                                                                                                   1,524,248
           Cash held as collateral for financial futures contracts                                                  750,000
           Unrealized appreciation on swaps                                                                          54,214
           Swaps premiums paid                                                                                      189,786
           Receivables:
               Interest (including $310,621 from affiliates)                              $    34,125,549
               Securities sold                                                                 16,907,786
               Capital shares sold                                                              1,748,365
               Dividends                                                                           89,872
               Interest on swaps                                                                   43,388        52,914,960
                                                                                          ---------------
           Prepaid expenses and other assets                                                                      1,896,244
                                                                                                            ---------------
           Total assets                                                                                       1,757,408,306
                                                                                                            ---------------

Liabilities

           Swap premiums received                                                                                   512,607
           Unrealized depreciation on swaps                                                                         252,969
           Payables:
               Capital shares redeemed                                                          7,945,672
               Securities purchased                                                             6,811,937
               Dividends to shareholders                                                        3,262,765
               Other affiliates                                                                   798,386
               Distributor                                                                        617,203
               Investment adviser                                                                 515,739
               Variation margin                                                                   234,609        20,186,311
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   186,823
                                                                                                            ---------------
           Total liabilities                                                                                     21,138,710
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,736,269,596
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                    $     9,393,402
           Class B Shares of Common Stock, $.10 par value, 1,500,000,000 shares authorized                       10,629,326
           Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                          4,050,788
           Class I Shares of Common Stock, $.10 par value, 500,000,000 shares authorized                          9,760,242
           Paid-in capital in excess of par                                                                   3,779,709,390
           Undistributed investment income--net                                           $    18,865,862
           Accumulated realized capital losses--net                                       (1,861,523,678)
           Unrealized depreciation--net                                                     (234,615,736)
                                                                                          ---------------
           Total accumulated losses--net                                                                    (2,077,273,552)
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,736,269,596
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $482,149,624 and 93,934,020 shares outstanding                   $          5.13
                                                                                                            ===============
           Class B--Based on net assets of $545,695,503 and 106,293,257 shares outstanding                  $          5.13
                                                                                                            ===============
           Class C--Based on net assets of $207,987,699 and 40,507,876 shares outstanding                   $          5.13
                                                                                                            ===============
           Class I--Based on net assets of $500,436,770 and 97,602,423 shares outstanding                   $          5.13
                                                                                                            ===============

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Statement of Operations

For the Six Months Ended March 31, 2005
Investment Income

           Interest (including $1,650,567 from affiliates)                                                  $    73,097,367
           Dividends                                                                                                449,650
           Other                                                                                                  1,189,978
                                                                                                            ---------------
           Total income                                                                                          74,736,995
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     3,852,083
           Account maintenance and distribution fees--Class B                                   2,322,166
           Account maintenance and distribution fees--Class C                                     825,325
           Account maintenance fees--Class A                                                      609,253
           Transfer agent fees--Class B                                                           451,518
           Transfer agent fees--Class I                                                           342,448
           Transfer agent fees--Class A                                                           305,896
           Accounting services                                                                    252,193
           Transfer agent fees--Class C                                                           155,893
           Printing and shareholder reports                                                        59,365
           Custodian fees                                                                          46,999
           Registration fees                                                                       38,525
           Professional fees                                                                       29,313
           Pricing fees                                                                            12,263
           Directors' fees and expenses                                                            11,128
           Other                                                                                   31,056
                                                                                          ---------------
           Total expenses                                                                                         9,345,424
                                                                                                            ---------------
           Investment income--net                                                                                65,391,571
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                 4,756,016
               Futures contracts and swaps--net                                                   629,979
               Foreign currency transactions--net                                               (523,479)         4,862,516
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                               (9,415,035)
               Futures contracts and swaps--net                                                   477,056
               Foreign currency transactions--net                                                 (8,590)       (8,946,569)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                              (4,084,053)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    61,307,518
                                                                                                            ===============

           See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Statements of Changes in Net Assets
                                                                                            For the Six         For the
                                                                                            Months Ended       Year Ended
                                                                                             March 31,       September 30,
Increase (Decrease) in Net Assets:                                                              2005              2004
Operations

           Investment income--net                                                         $    65,391,571   $   134,548,658
           Realized gain (loss)--net                                                            4,862,516      (36,203,272)
           Change in unrealized appreciation/depreciation--net                                (8,946,569)       128,283,727
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                61,307,518       226,629,113
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                       (17,543,815)      (32,091,292)
               Class B                                                                       (20,660,746)      (49,998,908)
               Class C                                                                        (6,835,592)      (11,747,376)
               Class I                                                                       (20,268,040)      (40,663,219)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (65,308,193)     (134,500,795)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions               (110,279,603)     (155,575,271)
                                                                                          ---------------   ---------------

Redemption Fees & Contributions from Affiliate

           Contributions from affiliate                                                                --           809,067
           Redemption fees                                                                          8,129             2,254
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from redemption fees and contributions
           from affiliate                                                                           8,129           811,321
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                     (114,272,149)      (62,635,632)
           Beginning of period                                                              1,850,541,745     1,913,177,377
                                                                                          ---------------   ---------------
           End of period*                                                                 $ 1,736,269,596   $ 1,850,541,745
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $    18,865,862   $    18,782,484
                                                                                          ===============   ===============
                 See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights
                                                                                        Class A

                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     March 31,          For the Year Ended September 30,
from information provided in the financial statements.           2005        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .19++        .36++        .38++          .46          .61
           Realized and unrealized gain (loss)--net               (.02)          .23          .89        (.69)       (1.30)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .17          .59         1.27        (.23)        (.69)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.19)        (.36)        (.40)        (.46)        (.61)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     5.13   $     5.15   $     4.92   $     4.05   $     4.74
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 3.24%++++    12.35%+++       32.13%      (5.60%)     (12.10%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .84%*         .89%         .86%         .86%         .86%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                7.21%*        7.09%        8.39%        9.93%       11.23%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  482,150   $  471,585   $  411,467   $  274,069   $  268,633
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    45.28%      102.54%      106.52%       46.18%       23.24%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ Aggregate total investment return.

           +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total return.

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights (continued)
                                                                                        Class B

                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     March 31,          For the Year Ended September 30,
from information provided in the financial statements.           2005        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .18++        .34++        .36++          .43          .58
           Realized and unrealized gain (loss)--net               (.02)          .23          .88        (.69)       (1.30)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .16          .57         1.24        (.26)        (.72)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.18)        (.34)        (.37)        (.43)        (.58)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     5.13   $     5.15   $     4.92   $     4.05   $     4.74
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 2.98%++++    11.77%+++       31.45%      (6.09%)     (12.56%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.36%*        1.40%        1.39%        1.39%        1.37%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                6.68%*        6.57%        8.00%        9.52%       10.78%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  545,696   $  648,270   $  852,371   $  894,051   $1,387,523
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    45.28%      102.54%      106.52%       46.18%       23.24%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ Aggregate total investment return.

           +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total return.

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights (continued)
                                                                                        Class C

                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     March 31,          For the Year Ended September 30,
from information provided in the financial statements.           2005        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .17++        .33++        .35++          .43          .58
           Realized and unrealized gain (loss)--net               (.02)          .23          .89        (.69)       (1.30)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .15          .56         1.24        (.26)        (.72)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.17)        (.33)        (.37)        (.43)        (.58)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     5.13   $     5.15   $     4.92   $     4.05   $     4.74
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 2.95%++++    11.72%+++       31.38%      (6.14%)     (12.60%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.42%*        1.46%        1.44%        1.44%        1.43%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                6.63%*        6.53%        7.88%        9.37%       10.69%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  207,988   $  191,203   $  177,568   $  147,198   $  177,236
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    45.28%      102.54%      106.52%       46.18%       23.24%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ Aggregate total investment return.

           +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total return.

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Financial Highlights (concluded)
                                                                                        Class I

                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     March 31,          For the Year Ended September 30,
from information provided in the financial statements.           2005        2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     5.15   $     4.92   $     4.05   $     4.73   $     6.03
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .20++        .37++        .39++          .47          .62
           Realized and unrealized gain (loss)--net               (.02)          .24          .89        (.68)       (1.30)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .18          .61         1.28        (.21)        (.68)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.20)        (.38)        (.41)        (.47)        (.62)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     5.13   $     5.15   $     4.92   $     4.05   $     4.73
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                 3.37%++++    12.63%+++       32.42%      (5.16%)     (11.92%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               .59%*         .64%         .61%         .62%         .61%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                7.46%*        7.33%        8.69%       10.21%       11.52%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  500,437   $  539,484   $  471,771   $  377,623   $  438,383
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    45.28%      102.54%      106.52%       46.18%       23.24%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ Aggregate total investment return.

           +++ Fund Asset Management, L.P. (an affiliate), reimbursed the Portfolio in connection with the write-off of an uncollectible interest receivable amount. The reimbursement had no impact on total return.

               See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect the adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options.
In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Portfolio from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There was no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Portfolio's and the Fund's Intermediate Term Portfolio's and Master Core Bond Portfolio's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; .45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the six months ended March 31, 2005, the aggregate average daily net assets of the Portfolio, including the Fund's Intermediate Term Portfolio and Master Core Bond Portfolio, was approximately $5,069,864,000.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                      Account
                                  Maintenance          Distribution
                                          Fee                   Fee

Class A                                  .25%                    --
Class B                                  .25%                  .50%
Class C                                  .25%                  .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of
FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                         FAMD                MLPF&S

Class A                              $ 16,651             $ 149,890
Class I                              $  2,012             $  13,751



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Notes to Financial Statements (continued)


For the six months ended March 31, 2005, MLPF&S received contingent deferred sales charges of $249,768 and $11,135 relating to transactions in Class B and Class C Shares of the Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $500 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $3,625 in commissions on the execution of portfolio security transactions for the Fund for the six months ended March 31, 2005.

For the year ended September 30, 2004, FAM reimbursed the Portfolio $809,067 in connection with the write-off of an uncollectible interest receivable amount.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2005, the Portfolio reimbursed
FAM $20,276 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2005 were $764,945,461 and $773,442,487, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $110,279,603 and $155,575,271 for the six months ended March 31, 2005 and the year ended September 30, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            8,331,438    $    44,074,279
Automatic conversion of shares         4,881,237         25,770,483
Shares issued to shareholders
   in reinvestment of dividends        1,801,500          9,504,275
                                  --------------    ---------------
Total issued                          15,014,175         79,349,037
Shares redeemed                     (12,631,070)       (66,573,166)
                                  --------------    ---------------
Net increase                           2,383,105    $    12,775,871
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                           11,724,005    $    59,781,193
Automatic conversion of shares        17,284,262         88,471,569
Shares issued to shareholders
   in reinvestment of dividends        3,262,341         16,685,491
                                  --------------    ---------------
Total issued                          32,270,608        164,938,253
Shares redeemed                     (24,337,153)      (124,613,195)
                                  --------------    ---------------
Net increase                           7,933,455    $    40,325,058
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            3,412,746    $    17,983,882
Shares issued to shareholders
   in reinvestment of dividends        1,731,899          9,137,267
                                  --------------    ---------------
Total issued                           5,144,645         27,121,149
                                  --------------    ---------------
Automatic conversion of shares       (4,881,237)       (25,770,483)
Shares redeemed                     (19,796,033)      (104,438,207)
                                  --------------    ---------------
Total redeemed                      (24,677,270)      (130,208,690)
                                  --------------    ---------------
Net decrease                        (19,532,625)    $ (103,087,541)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            8,156,775    $    41,636,213
Shares issued to shareholders
   in reinvestment of dividends        4,228,097         21,608,900
                                  --------------    ---------------
Total issued                          12,384,872         63,245,113
Automatic conversion of shares      (17,287,114)       (88,471,569)
Shares redeemed                     (42,566,080)      (217,545,473)
                                  --------------    ---------------
Total redeemed                      (59,853,194)      (306,017,042)
                                  --------------    ---------------
Net decrease                        (47,468,322)    $ (242,771,929)
                                  ==============    ===============



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            8,380,509    $    44,203,704
Shares issued to shareholders
   in reinvestment of dividends          751,302          3,966,287
                                  --------------    ---------------
Total issued                           9,131,811         48,169,991
Shares redeemed                      (5,730,481)       (30,254,482)
                                  --------------    ---------------
Net increase                           3,401,330    $    17,915,509
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            9,856,805    $    50,336,677
Shares issued to shareholders
   in reinvestment of dividends        1,194,361          6,110,806
                                  --------------    ---------------
Total issued                          11,051,166         56,447,483
Shares redeemed                     (10,018,208)       (51,124,366)
                                  --------------    ---------------
Net increase                           1,032,958    $     5,323,117
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            5,265,536    $    27,712,331
Shares issued to shareholders
   in reinvestment of dividends        2,334,551         12,300,727
                                  --------------    ---------------
Total issued                           7,600,087         40,013,058
Shares redeemed                     (14,841,461)       (77,896,500)
                                  --------------    ---------------
Net decrease                         (7,241,374)    $  (37,883,442)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                           43,617,517    $   220,352,544
Shares issued to shareholders
   in reinvestment of dividends        4,301,782         22,013,114
                                  --------------    ---------------
Total issued                          47,919,299        242,365,658
Shares redeemed                     (39,009,553)      (200,817,175)
                                  --------------    ---------------
Net increase                           8,909,746    $    41,548,483
                                  ==============    ===============


The Portfolio charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Portfolio shares made within 30 days of purchase. The redemption fee is paid to the Portfolio and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Portfolio.


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On September 30, 2004, the Portfolio had a net capital loss carryforward of $1,853,266,707, of which $74,968,568 expires in 2007; $60,400,417 expires in 2008; $387,766,347 expires in 2009;
$187,386,138 expires in 2010; $684,131,730 expires in 2011 and
$458,613,507 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement (the "Investment Advisory Agreement") between the Investment Adviser and the Fund, on behalf of the Portfolio. The Board also reviews and evaluates the performance of and services provided by the Investment Adviser throughout each year. The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Portfolio between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Portfolio by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Portfolio by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Portfolio, such as transfer agency fees and fees for marketing and distribution; (b) Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Portfolio's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Portfolio; (c) a discussion by the Portfolio's portfolio management team of investment strategies used by the Portfolio during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Portfolio; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of Portfolio portfolio holdings, allocation of Portfolio brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Portfolio's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Portfolio.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005



Certain Specific Renewal Data

In connection with the most recent renewal of the Portfolio's
Investment Advisory Agreement and the sub-advisory agreement in February 2005, the independent directors' and Board's review included the following:

Investment Adviser's Services and Portfolio Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Portfolio. The Board focused primarily on the Investment Adviser's investment advisory services and the Portfolio's investment performance, having concluded that the other services provided to the Portfolio by the Investment Adviser were satisfactory. The Board compared Portfolio performance-both including and excluding the effects of the Portfolio's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Portfolio's overall performance within the group compared for the one and three year periods generally ranked in the top half and was just below the median for the five year period. The Board concluded that the Portfolio's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Portfolio's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's high yield fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Portfolio's portfolio manager. The Board also considered the experience of the Portfolio's portfolio manager and noted that Mr. Evans, the Portfolio's portfolio manager, has more than ten years' experience investing in high yield, fixed income securities. The Board concluded that the Investment Adviser and its investment staff and the Portfolio's portfolio manager have extensive experience in analyzing and managing the types of investments used by the Portfolio and that the Portfolio benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Portfolio's total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Portfolio. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Portfolio, but believed that less extensive services were being provided to such clients. The Board noted that, during its most recent fiscal year, the Portfolio ranked below the median of its comparable funds classified by Lipper with respect to both its contractual and actual management fee rates and with respect to its overall operating expenses. The Board concluded that the Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Portfolio by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Portfolio and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Portfolio and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board noted that the Portfolio's management fee schedule includes breakpoints that reduce the management fee rate as the aggregate assets of the three portfolios that comprise the Fund increase above certain levels and that - at its current asset size - the Portfolio's management fee rate and total operating expenses have decreased as the Fund's assets have risen. The Board also noted that such breakpoints should continue to allow the Portfolio to realize such economies of scale as its assets increase.


Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 -   Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies - Not
           Applicable

Item 8 -   Portfolio Managers of Closed-End Management Investment
           Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not
           Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


High Income Portfolio of Merrill Lynch Bond Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert C. Doll, Jr.
       --------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 23, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 23, 2005